UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 18, 2007

    First Community Corporation
(Exact Name of Registrant As Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina (Address of Principal Executive Offices)	29072 (Zip Code)

    (803) 951-2265
(Registrant's Telephone Number, Including Area Code)

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   Results of Operations and Financial Condition

On April 18, 2007, First Community Corporation, holding company for First Community Bank, issued a press release announcing its financial results for the quarter ended March 31, 2007.

As discussed in the press release, the company also announced that its Board of Directors has authorized the repurchase of an additional 50,000 shares of the company’s common stock as part of its existing Share Repurchase Plan. This results in a total of 200,000 shares in the Share Repurchase plan of which 132,000 shares have been repurchased with a total investment of $2.4 million. The timing, price and quantity of purchases under the plan will be at the discretion of management and the plan may be discontinued, suspended or restarted at any time depending on the facts and circumstances.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.   Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.       Exhibit

99.1                   Earnings Press Release for the quarter ended March 31, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION By: /s/ Joseph G. Sawyer Name: Joseph G. Sawyer Title: Chief Financial Officer

Dated:  April 19, 2007

EXHIBIT INDEX

Exhibit Number              Description

99.1      Earnings Press Release the quarter ended March 31, 2007.

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